================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 28, 2005

                                  ANAREN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             New York                 000-6620            16-0928561
   ----------------------------     -------------    -------------------
   (State or other jurisdiction      (Commission       (I.R.S. Employer
         of incorporation)          File Number)     Identification No.)

        6635 Kirkville Road, E. Syracuse, NY              13057
      ----------------------------------------          ---------
      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code    315-432-8909


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2005, Anaren, Inc. issued an earnings release announcing its financial results for the third quarter ended March 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date April 28, 2005

                                           /s/ Lawrence A. Sala
                                           -------------------------------------
                                           President and Chief Executive Officer

Exhibit

         99.1     Press Release of Anaren, Inc. dated April 28, 2005